Patient Service Revenue	9 Months Ended
Sep. 30, 2013
Notes to Consolidated Financial Statements [Abstract]
Patient Service Revenue Text Block 1 [Text Block]

11. Sources of Revenue

Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company's dialysis care revenue, for the nine-months ended September 30, 2013 and 2012. Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient's ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 only apply to the U.S. patient service revenue.

	For the nine months ended September 30,
	2013	2012

Medicare ESRD program	$3,258,043	$2,955,411
Private/alternative payors	2,833,762	2,671,895
Medicaid and other government sources	288,878	287,726
Hospitals	309,164	299,067
Total patient service revenue	$6,689,847	$6,214,099